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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2006

                                  GUESS?, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             1-11893                                    95-3679695
      (Commission File Number)              (IRS Employer Identification No.)

              1444 S. Alameda Street Los Angeles, California 90021
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (213) 765-3100

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

Guess?, Inc. issued a press release on August 31, 2006. The press release announced its retail sales for the month of August which ended on August 26, 2006 and confirmed previous guidance for the third quarter of 2006. The press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)      EXHIBITS.

The following exhibit is furnished herewith:

99.1 Press Release of Guess?, Inc. dated August 31, 2006 (August retail sales and confirmed previous guidance for the third quarter of 2006)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2006                          GUESS?, INC.

                                                By:  /s/ Maurice Marciano
                                                     ---------------------------
                                                     Maurice Marciano
                                                     Co-Chairman of the Board,
                                                     Co-Chief Executive Officer
                                                     and Director

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------------------------------------------------------
99.1          Press Release of Guess?, Inc. dated August 31, 2006 (August retail sales and confirmed previous guidance for the third quarter of 2006)

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